UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133 )

Exact name of registrant as specified in charter: Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005 - August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

8|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Income
Securities Fund

8| 31| 06
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	26
Federal tax information	55
Shareholder meeting results	56
Compliance certifications	57
About the Trustees	58
Officers	64

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Income Securities Fund: opportunities
from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they typically provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, and the amount does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Putnam High Income Securities Fund has held convertible
securities from a variety of sectors and industries.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen signifi-cantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium once the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund seeks high current income and, as a secondary objective, capital appreciation by investing in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation.

Highlights

• For the 12 months ended August 31, 2006, Putnam High Income Securities Fund had a total return of 8.69% at net asset value (NAV) and 8.05% at market price.

• The fund’s primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, returned 9.76% . The fund’s secondary benchmark, the JP Morgan Developed High Yield Index, returned 5.37% .

• The average return for the fund’s Lipper category, Convertible Securities Funds (closed-end), was 7.85% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 8/31/06

Since the fund’s inception (7/9/87), average annual return is 10.11% at NAV and 9.08% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	8.83%	6.88%	133.00%	94.59%

5 years	12.09	9.12	76.98	54.73

3 years	12.14	9.99	41.01	33.05

1 year	8.69	8.05	8.69	8.05

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

Your fund delivered solid overall results for the fiscal year ended August 31, 2006. A generally positive equity market provided a favorable backdrop for both high-yield convertibles and bonds, since these securities tend to be influenced more by fundamentals supportive of common stocks and less by interest-rate trends. Strong overall security selection and a continuing emphasis on prudent risk management enabled your fund, at NAV, to outperform both its secondary benchmark and the average for its Lipper peer group. However, due to the strong performance of certain types of convertible securities that are represented in the fund’s primary benchmark but not generally targeted by the fund’s investment strategy, the fund’s performance lagged that of the benchmark.

Market overview

During the fund’s fiscal year ended August 31, 2006, the stock market provided a reasonably favorable environment for convertible securities. This environment was especially rewarding for speculative convertibles that are associated with the volatile stocks of relatively weak companies. These convertibles fall outside the realm of the fund’s normal investment universe, although they do make up a substantial portion of its primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, and their strength during the period accounts for the fund’s underperformance of the index.

In the high-yield bond market, the first half of the fiscal year was marked by the bankruptcies of several high-profile bond issuers, including Delta and Northwest airlines, auto parts maker Delphi, and independent power producer Calpine. However, the tide turned in January 2006, thanks to several positive influ-ences. These included continuing strong business fundamentals, persistent signs of economic growth, a decline in new issuance, improved market liquidity, and General Motors’ plan to sell its financing arm. Against this backdrop, there was a rally among the lower-quality segments of the high-yield market from January through the end of April. May brought increasing volatility and negative returns, due to concerns about inflation that made investors more risk averse. A sharp sell-off in the emerging markets spilled over into the credit markets, hurting the performance of high-yield bonds. By the end of the period, however, a rally in U.S. Treasury securities resulted in an improved bond-market environment, which helped to stabilize the performance of high-yield bonds.

Strategy overview

Your fund invests mainly in a combination of convertible securities and high-yield corporate bonds, relying on our analysis of individual securities to identify what we consider to be the most attractive opportunities. In the convertible market, we prefer to invest in securities with relatively short maturities. If problems develop with a company’s capital structure — such as when a firm takes on too much debt and its business slows — then debt with shorter maturities, including convertibles, will often be retired first as the company restructures its balance sheet. Keeping the focus on shorter-maturity convertibles may provide the fund with an added layer of security should problems emerge at a company in which we’ve invested.

On the high-yield side of the portfolio, we maintained our bias toward bonds from the higher-quality tiers of the high-yield market. Until May, high-yield bond spreads — the yield advantage

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/06.

Bonds

Merrill Lynch All-Convertibles Speculative Quality Index (high-yield U.S. convertible securities)	9.76%

JP Morgan Developed High Yield Index (high-yield corporate bonds)	5.37%

Lehman Aggregate Bond Index (broad bond market)	1.71%

Lehman Global Aggregate Bond Index (international bonds)	1.58%

Equities

S&P 500 Index (broad stock market)	8.88%

Russell 2000 Index (small-company stocks)	9.36%

MSCI EAFE Index (international stocks)	24.28%

offered by high-yield bonds over comparable Treasuries — remained extremely narrow, meaning investors were not being compensated for taking on the additional risk carried by lower-quality bonds. In addition, to guard against the possibility of slower economic growth, we maintained a moderately defensive portfolio structure. Should the economy begin to soften, we believe high-yield bonds with higher credit ratings are likely to perform better on a relative basis than lower-rated issues.

Your fund’s holdings

The fund benefited considerably from its investments in convertibles issued by airlines. Despite higher fuel costs, well-positioned airlines performed well, thanks to a strong economy which led to increased demand for air travel, and from higher airfares that resulted partly from fuel surcharges. Securities issued by AMR Corporation, the parent company of American Airlines, and Pinnacle Airlines, a regional airline affiliated with Northwest Airlines, were among the fund’s top-performing positions for the year. We sold the fund’s position in AMR by period-end.

The fund also enjoyed solid returns from convertible securities issued by General Motors. We had avoided GM’s convertibles until their prices dropped substantially in the wake of the automaker’s much-publicized sales

Portfolio composition comparison*

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

* Excludes short-term investments held as collateral for loaned securities.

disappointments and the shrinkage of its U.S. market share. When we did invest, we purchased securities with short maturities to help manage the fund’s risk should GM’s fortunes worsen. However, investor confidence in the company’s turnaround plan, as well as demand for GM’s attractively priced securities, provided a substantial boost to both GM’s common stock and its convertibles.

Another contributor on the convertible side of the fund was supercomputer manufacturer Cray. Initially, the fund’s investment in Cray was disappointing as the convertible’s price trended downward. Believing that the company would benefit from new products it was bringing to market, we added to the position to take advantage of the lower price. Our forecast proved correct during the second half of the period when the convertible rebounded from previously depressed levels and advanced sharply in step with the firm’s common stock.

Strong performers from the high-yield bond portion of the portfolio included Decrane Aircraft Holdings, an aircraft parts supplier. Decrane’s bond prices rebounded from depressed levels as the company enjoyed a surge in demand from customers in the corporate aircraft industry.

The fund’s overweight position in Paxson Communications, now known as ION Media Networks, also delivered strong results. The company operates PAX TV, the national family

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Security information	Sector

Convertible Securities

Northrop Grumman Corp. (2.2%)	Ser. B, $7.00 cum. cv. pfd.	Capital goods

General Motors Corp. (1.8%)	Ser. A, $1.125 cv. pfd.	Consumer cyclicals

Schering-Plough Corp. (1.6%)	$3.00 cv. pfd.	Health care

Freeport-McMoRan
Copper & Gold, Inc. (1.3%)	5.50% cv. pfd.	Basic materials

FelCor Lodging Trust, Inc. (1.3%)	Ser. A, $0.488 cum. cv. pfd.	Financial

Corporate Bonds and Notes

NRG Energy, Inc. (0.4%)	Sr. notes 7.375%, 2016	Utilities and power

DirecTV Holdings, LLC (0.3%)	Company guaranty 6.375%, 2015	Consumer staples

CCH I, LLC/Capital Corp. (0.3%)	Sec. notes 11%, 2015	Consumer staples

Novelis, Inc. (0.3%)	144A sr. notes 7.25%, 2015	Basic materials

Whiting Petroleum Corp. (0.3%)	Company guaranty 7%, 2014	Energy

entertainment network. In November, Paxson reached a settlement in its longstanding legal dispute with NBC, clearing the way for an eventual sale and recapital-ization of the company. Paxson’s existing high-yield debt rallied in the wake of the settlement.

Another positive contributor was Doane Pet Care. When this pet food manufacturer was acquired by Mars, Inc. during the period, its bonds and preferred stock obligations were redeemed, resulting in significant capital appreciation for the fund.

One of the principal detractors over the period was the fund’s position in convertibles issued by Owens Illinois, a manufacturer of packaging products and glass containers. The firm’s production processes are heavily dependent on natural gas, and as gas prices rose, the firm’s costs likewise increased, squeezing profit margins. The value of the fund’s investment declined through the spring and summer months before turning upward near the end of the period. We remain positive about the company’s longer-term business prospects, and so continued to hold the position as of the end of the period. Disappointments among high-yield bond holdings included our decision to underweight Level 3 Communications and sell the fund’s Dana Corp. bonds. Level 3, a communications technology firm whose securities are distressed, and auto parts supplier Dana Corp. both rebounded strongly during the market rally in early 2006.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we move into the new fiscal year, our strategy in the convertibles market will be to continue our focus on high-yielding issues that are more sensitive to movements in the underlying common stock. At the same time, we are finding select opportunities among high-yield convertibles in industry groups such as retailing and tobacco distribution. We will continue our efforts to avoid companies that exhibit significant credit risk. After a period of sustained economic expansion such as we have recently seen in the United States, companies that carry substantial credit risk are often in extremely poor financial condition.

In the high-yield bond market, while the business fundamentals of many issuers are solid, the technical, or supply and demand, condition of the market is in flux. We anticipate that a substantial amount of new-issue supply will come to market over the balance of 2006 and into 2007. Many of these new issues are likely to be the result of leveraged buyouts, which tend to be structured aggressively and, we believe, may be likely to carry lower credit quality. Our approach to risk management, however, continues to dictate that we maintain our strategy of avoiding the lowest-quality segments of the market. Finally, high-yield spreads relative to investment-grade bonds are tight relative to historical averages, indicating that high-yield bonds are selling at relatively high valuations. Ordinarily, this would be of significant concern. However, defaults remain at low levels and show no sign of spiking. Therefore, we find valuations to be reasonable, as long as defaults don’t increase. Over the near term, we believe returns will be generated mainly through yield rather than capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 8/31/06

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.11%	9.08%

10 years	133.00	94.59
Annual average	8.83	6.88

5 years	76.98	54.73
Annual average	12.09	9.12

3 years	41.01	33.05
Annual average	12.14	9.99

1 year	8.69	8.05

Performance assumes reinvestment of distributions and does not account for taxes.

Fund performance for most recent calendar quarter

Total return for periods ended 9/30/06

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.14%	9.18%

10 years	130.59	92.99
Annual average	8.71	6.80

5 years	88.90	70.64
Annual average	13.57	11.28

3 years	39.75	32.12
Annual average	11.80	9.73

1 year	10.19	11.25

Comparative index returns

For periods ended 8/31/06

			Lipper
	Merrill Lynch	JP Morgan	Convertible
	All-Convertibles	Developed	Securities Funds
	Speculative	High Yield	(closed-end)
	Quality Index	Index	category average‡

Annual average
Life of fund (since 7/9/87)	—*	—†	9.34%

10 years	150.37%	93.59%	102.55
Annual average	9.61	6.83	7.27

5 years	58.17	54.97	35.72
Annual average	9.60	9.16	6.15

3 years	39.78	31.19	34.10
Annual average	11.81	9.47	10.23

1 year	9.76	5.37	7.85

Index and Lipper results should be compared to fund performance at net asset value.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 1/5/95.

† The JP Morgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 1-, 3-, 5-, and 10-year periods ended 8/31/06, there were 10, 10, 5, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 8/31/06

Distributions

Number	12

Income	$0.5316

Capital gains	—

Total	$0.5316

Share value:	NAV	Market price

8/31/05	$8.69	$7.80

8/31/06	8.82	7.87

Current yield (end of period)

Current dividend rate[1]	6.03%	6.75%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$618,000	$ 93,000,000

Putnam employees	$ 57,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2006, Portfolio Member Robert Salvin became a Portfolio Leader of the fund.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

75th	23rd	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 11, 8, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2006, were 19%, 17%, and 17%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 2nd out of 10, 1st out of 5, and 1st out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2006

The fund’s portfolio 8/31/06

CORPORATE BONDS AND NOTES (41.0%)*

		Principal amount	Value

Basic Materials (5.0%)
Abitibi-Consolidated, Inc. debs. 8.85s, 2030 (Canada)		$60,000	$51,100
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		55,000	50,738
Abitibi-Consolidated, Inc. notes 6s, 2013 (Canada)		122,000	100,650
AK Steel Corp. company guaranty 7 3/4s, 2012		375,000	365,620
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		160,000	173,400
Boise Cascade, LLC company guaranty 7 1/8s, 2014		215,000	199,950
Century Aluminum Co. company guaranty 7 1/2s, 2014		80,000	79,600
Chaparral Steel Co. company guaranty 10s, 2013		355,000	392,275
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	185,000	215,590
Clondalkin Industries BV 144A sr. notes 8s,
2014 (Netherlands)	EUR	220,000	297,206
Cognis Holding GmbH & Co. 144A sr. notes 12.282s,
2015 (Germany) ‡‡	EUR	205,854	258,994
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	50,000	68,987
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$65,000	60,288
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		310,000	299,538
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		350,000	336,000
Crystal US Holdings, LLC sr. disc. notes
stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		360,000	291,600
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		321,000	339,458
Georgia-Pacific Corp. debs. 9 1/2s, 2011		320,000	344,800
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		240,000	258,600
Hercules, Inc. company guaranty 6 3/4s, 2029		180,000	169,650
Huntsman, LLC company guaranty 11 5/8s, 2010		97,000	107,670
Huntsman, LLC company guaranty 11 1/2s, 2012		53,000	60,155
Innophos, Inc. company guaranty 8 7/8s, 2014		130,000	130,000
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		74,000	70,115
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		150,000	137,250
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	118,138	155,741
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		$290,000	319,000
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		410,000	427,938
Metals USA, Inc. 144A sec. notes 11 1/8s, 2015		225,000	248,063
Nalco Co. sr. sub. notes 9s, 2013	EUR	190,000	261,784
Nalco Co. sr. sub. notes 8 7/8s, 2013		$125,000	128,750
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		265,000	265,331
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)	EUR	50,000	66,651
NewPage Corp. sec. notes 10s, 2012		$285,000	294,263
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		65,000	63,863
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		325,000	296,563
Novelis, Inc. 144A sr. notes 7 1/4s, 2015		605,000	574,750

CORPORATE BONDS AND NOTES (41.0%)* continued

		Principal amount	Value

Basic Materials continued
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		$98,714	$102,416
PQ Corp. company guaranty 7 1/2s, 2013		345,000	330,338
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	310,000	408,870
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$180,000	186,300
Stone Container Corp. sr. notes 9 3/4s, 2011		285,000	292,838
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		40,000	36,000
United States Steel Corp. sr. notes 9 3/4s, 2010		154,000	163,625
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. A, 5s, 2011 ‡‡		23,486	18,319
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. B, 6s, 2010 ‡‡		13,329	10,397
			9,511,034

Capital Goods (4.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		345,000	335,513
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		333,000	347,153
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		30,000	28,500
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		475,000	513,000
Berry Plastics Corp. company guaranty 10 3/4s, 2012		30,000	32,700
Blount, Inc. sr. sub. notes 8 7/8s, 2012		200,000	200,250
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		140,000	138,950
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		340,000	341,700
Crown Cork & Seal Co. Inc. debs. 8s, 2023		150,000	141,750
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	190,000	258,015
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04, cost $78,000) ‡		$238,000	166,600
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		414,000	440,910
Graham Packaging Co., Inc. company guaranty 8 1/2s, 2012		75,000	72,563
Graham Packaging Co., Inc. sub. notes 9 7/8s, 2014		250,000	240,625
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		300,000	302,250
K&F Acquisitions, Inc. company guaranty 7 3/4s, 2014		340,000	338,300
L-3 Communications Corp. company guaranty 7 5/8s, 2012		100,000	102,500
L-3 Communications Corp. company guaranty 6 1/8s, 2013		120,000	115,500
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		215,000	206,938
Legrand SA debs. 8 1/2s, 2025 (France)		405,000	461,700
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		184,000	198,490
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		90,000	88,650
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		320,000	305,600
Owens Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	230,000	288,195
Owens-Brockway Glass company guaranty 8 1/4s, 2013		$160,000	162,000
Owens-Brockway Glass company guaranty 7 3/4s, 2011		55,000	56,238
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		157,000	166,813
Owens-Illinois, Inc. debs. 7 1/2s, 2010		55,000	54,450

CORPORATE BONDS AND NOTES (41.0%)* continued

		Principal amount	Value

Capital Goods continued
Ray Acquisition SCA sr. notes 9 3/8s, 2015 (France)	EUR	340,000	$477,595
RBS Global, Inc. and Rexnord Corp. 144A company
guaranty 9 1/2s, 2014		$350,000	351,750
RBS Global, Inc. and Rexnord Corp. 144A
sr. sub. notes 11 3/4s, 2016		40,000	41,200
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		380,000	330,600
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		320,000	355,200
Terex Corp. company guaranty 9 1/4s, 2011		40,000	42,150
Terex Corp. company guaranty 7 3/8s, 2014		24,000	24,000
WCA Waste Corp. 144A sr. notes 9 1/4s, 2014		95,000	97,138
			7,825,486

Communication Services (3.5%)
American Cellular Corp. company guaranty 9 1/2s, 2009		45,000	46,069
American Cellular Corp. sr. notes Ser. B, 10s, 2011		420,000	436,800
American Tower Corp. sr. notes 7 1/2s, 2012		90,000	91,575
American Towers, Inc. company guaranty 7 1/4s, 2011		80,000	82,200
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		90,000	94,950
Centennial Communications Corp. sr. notes 10s, 2013		145,000	144,638
Centennial Communications Corp. sr. notes FRN
11.258s, 2013		40,000	41,300
Cincinnati Bell Telephone company guaranty 6.3s, 2028		35,000	29,925
Citizens Communications Co. notes 9 1/4s, 2011		240,000	262,500
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		265,000	276,263
Dobson Cellular Systems sec. notes 9 7/8s, 2012		160,000	170,800
Dobson Communications Corp. sr. notes FRN 9.757s, 2012		75,000	75,938
Horizon PCS, Inc. company guaranty 11 3/8s, 2012		40,000	45,100
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		100,000	102,500
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		280,000	244,300
Intelsat Bermuda, Ltd. 144A sr. notes 11 1/4s, 2016 (Bermuda)		385,000	398,956
Intelsat Subsidiary Holding Co., Ltd. company guaranty
stepped-coupon 8 7/8s (8 5/8s, 1/15/15), 2015 (Bermuda)††		10,000	10,100
Intelsat Subsidiary Holding Co., Ltd. sr. notes stepped-coupon
8 1/2s (8 1/4s, 1/15/13), 2013 (Bermuda)††		100,000	99,750
iPCS, Inc. sr. notes 11 1/2s, 2012		70,000	78,750
IWO Holdings, Inc. sec. FRN 9.257s, 2012		25,000	25,813
Level 3 Financing, Inc. company guaranty 10 3/4s, 2011		30,000	31,238
Level 3 Financing, Inc. 144A sr. notes FRN 11.424s, 2011		100,000	104,625
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)		75,000	78,000
PanAmSat Corp. company guaranty 9s, 2014		335,000	340,863
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		540,000	535,275
Qwest Corp. debs. 7 1/4s, 2025		65,000	62,156
Qwest Corp. notes 8 7/8s, 2012		430,000	465,475
Qwest Corp. sr. notes 7 5/8s, 2015		150,000	153,938

CORPORATE BONDS AND NOTES (41.0%)* continued

	Principal amount	Value

Communication Services continued
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	$240,000	$289,200
Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)	265,000	296,800
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	330,000	324,225
Rural Cellular Corp. sr. notes 9 7/8s, 2010	150,000	154,875
Rural Cellular Corp. sr. sub. FRN 11.239s, 2012	50,000	51,500
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	70,000	69,650
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	175,000	170,188
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	230,000	239,200
Windstream Corp. 144A sr. notes 8 5/8s, 2016	295,000	311,963
Windstream Corp. 144A sr. notes 8 1/8s, 2013	155,000	163,525
		6,600,923

Consumer Cyclicals (8.9%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	335,000	309,875
ArvinMeritor, Inc. sr. unsecd. notes 8 1/8s, 2015	120,000	111,000
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	105,000	102,375
Ashton Woods USA, LLC/Ashton Woods Finance Co.
sr. sub. notes 9 1/2s, 2015	100,000	86,750
Associated Materials, Inc. company guaranty 9 3/4s, 2012	350,000	343,000
Autonation, Inc. 144A company guaranty 7s, 2014	40,000	39,450
Autonation, Inc. 144A company guaranty FRN 7.507s, 2013	60,000	60,300
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	280,000	263,550
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	30,000	31,425
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	25,000	25,063
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	195,000	185,494
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	290,000	273,325
Building Materials Corp. company guaranty 8s, 2008	70,000	69,738
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	4,956	4,795
Delco Remy International, Inc. company guaranty 11s, 2009	4,000	2,435
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	245,000	251,125
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	115,000	95,738
Dex Media, Inc. notes 8s, 2013	85,000	84,575
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	100,000	105,750
Ford Motor Co. notes 7.45s, 2031	345,000	270,825
Ford Motor Credit Corp. bonds 7 3/8s, 2011	90,000	86,573
Ford Motor Credit Corp. notes 7 7/8s, 2010	545,000	535,636
Ford Motor Credit Corp. notes 7 3/8s, 2009	190,000	186,354
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	415,000	432,061
Ford Motor Credit Corp. 144A sr. unsecd. notes 9 3/4s, 2010	179,000	185,284
General Motors Acceptance Corp. notes 7 3/4s, 2010 (S)	555,000	564,131
General Motors Acceptance Corp. notes 6 7/8s, 2012	520,000	507,626
General Motors Acceptance Corp. notes 6 3/4s, 2014 (S)	375,000	359,508
General Motors Acceptance Corp. notes 5 1/8s, 2008	135,000	131,257
General Motors Acceptance Corp. sr. unsub. notes 5.85s, 2009	270,000	262,043
General Motors Corp. notes 7.2s, 2011	100,000	89,625
Goodman Global Holding Co., Inc. sr. notes FRN
Ser. B, 8.329s, 2012	149,000	149,000

CORPORATE BONDS AND NOTES (41.0%)* continued

		Principal amount	Value

Consumer Cyclicals continued
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007		$60,000	$60,450
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015		370,000	370,925
Harry & David Holdings, Inc. company guaranty 9s, 2013		75,000	68,625
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)		215,000	216,613
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013		405,000	419,175
iPayment, Inc. 144A sr. sub. notes 9 3/4s, 2014		75,000	75,938
Jostens IH Corp. company guaranty 7 5/8s, 2012		500,000	490,000
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012		50,000	48,250
K. Hovnanian Enterprises, Inc. company guaranty 7 3/4s, 2013		100,000	92,000
KB Home sr. sub. notes 9 1/2s, 2011		2,000	2,070
Lamar Media Corp. company guaranty 7 1/4s, 2013		130,000	129,025
Lamar Media Corp. 144A sr. sub. notes 6 5/8s, 2015		80,000	75,200
Lear Corp. company guaranty Ser. B, 8.11s, 2009		95,000	91,675
Lear Corp. sr. notes 8 1/8s, 2008	EUR	35,000	45,580
Levi Strauss & Co. sr. notes 9 3/4s, 2015		$253,000	261,855
Levi Strauss & Co. sr. notes 8 7/8s, 2016		145,000	141,738
Meritage Homes Corp. company guaranty 6 1/4s, 2015		75,000	64,031
Meritor Automotive, Inc. notes 6.8s, 2009		26,000	25,253
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		95,000	99,988
MGM Mirage, Inc. company guaranty 6s, 2009		280,000	273,700
MGM Mirage, Inc. sr. notes 6 3/4s, 2012		2,000	1,945
Mirage Resorts, Inc. debs. 7 1/4s, 2017		25,000	24,063
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012		70,000	46,725
Neiman-Marcus Group, Inc. company guaranty 9s, 2015		450,000	478,125
NTK Holdings, Inc. sr. disc. notes zero %, 2014		240,000	160,800
Oxford Industries, Inc. sr. notes 8 7/8s, 2011		100,000	101,000
Park Place Entertainment Corp. sr. notes 7s, 2013		165,000	170,319
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010		278,000	289,815
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		340,000	341,700
Ply Gem Industries, Inc. sr. sub. notes 9s, 2012		40,000	32,400
PRIMEDIA, Inc. sr. notes 8s, 2013		330,000	294,525
R.H. Donnelley Corp. sr. disc. notes Ser. A-1, 6 7/8s, 2013		70,000	62,825
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013		145,000	130,138
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013		85,000	76,288
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016		195,000	192,075
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011		440,000	421,300
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009		158,000	165,308
Samsonite Corp. sr. sub. notes 8 7/8s, 2011		335,000	344,213
Scientific Games Corp. company guaranty 6 1/4s, 2012		175,000	165,813
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014 (S)		260,000	262,600
Standard Pacific Corp. sr. notes 7s, 2015		115,000	100,913
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012		95,000	102,838
Starwood Hotels & Resorts Worldwide, Inc. debs. 7 3/8s, 2015		120,000	127,800
Station Casinos, Inc. sr. notes 6s, 2012		383,000	366,244
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016		90,000	83,363
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		155,000	154,613
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		275,000	299,406

CORPORATE BONDS AND NOTES (41.0%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	$300,000	$300,000
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	435,000	404,550
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	345,000	333,788
TRW Automotive, Inc. sr. notes 9 3/8s, 2013	245,000	261,538
TRW Automotive, Inc. sr. sub. notes 11s, 2013	185,000	201,188
United Auto Group, Inc. company guaranty 9 5/8s, 2012	275,000	289,438
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	446,000	452,690
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	130,000	120,250
Visteon Corp. sr. notes 7s, 2014	10,000	8,875
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	365,000	348,575
		16,975,823

Consumer Staples (7.2%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	20,000	11,850
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †	235,000	139,825
Affinion Group, Inc. 144A bonds 11 1/2s, 2015	135,000	136,350
Affinion Group, Inc. 144A company guaranty 10 1/8s, 2013	525,000	544,688
Affinity Group, Inc. sr. sub. notes 9s, 2012	360,000	360,000
AMC Entertainment, Inc. company guaranty 11s, 2016	125,000	135,781
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	29,000	27,115
Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	285,000	275,025
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016	150,000	141,840
Brand Services, Inc. company guaranty 12s, 2012	309,000	346,466
Burlington Coat Factory Warehouse Corp. 144A
sr. notes 11 1/8s, 2014	195,000	184,519
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	100,000	100,500
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	692,000	614,150
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	430,000	434,300
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	280,000	283,500
Chiquita Brands International, Inc. sr. notes 8 7/8s, 2015	30,000	27,975
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	380,000	334,400
Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	122,200
Cinemark USA, Inc. sr. sub. notes 9s, 2013	55,000	56,925
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	325,000	253,500
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	115,000	118,594
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	10,000	10,363
CSC Holdings, Inc. debs. 7 5/8s, 2018	50,000	50,438
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,098
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	255,000	260,738
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	205,000	201,413
Dean Foods Co. company guaranty 7s, 2016	240,000	237,600
Dean Foods Co. sr. notes 6 5/8s, 2009	215,000	215,538
Del Monte Corp. company guaranty 6 3/4s, 2015	105,000	99,750
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	270,000	282,488

CORPORATE BONDS AND NOTES (41.0%)* continued

	Principal amount	Value

Consumer Staples continued
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	$690,000	$645,150
DirecTV Holdings, LLC sr. notes 8 3/8s, 2013	185,000	194,250
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011	106,000	109,710
Echostar DBS Corp. company guaranty 6 5/8s, 2014	210,000	201,863
Echostar DBS Corp. sr. notes 6 3/8s, 2011	500,000	486,875
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	155,000	149,188
Gray Television, Inc. company guaranty 9 1/4s, 2011	87,000	90,480
Hertz Corp. 144A sr. notes 8 7/8s, 2014	185,000	191,938
ION Media Networks, Inc. 144A sec. FRN 11.757s, 2013	95,000	95,713
ION Media Networks, Inc. 144A sec. FRN 8.757s, 2012	120,000	120,900
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	150,000	157,500
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013	185,000	170,663
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s, 8/15/09), 2014 ††	185,000	141,063
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	100,000	103,250
Nutro Products, Inc. 144A sr. notes FRN 9.23s, 2013	325,000	334,750
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	375,000	368,438
Playtex Products, Inc. sec. notes 8s, 2011	480,000	499,200
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	342,000	340,290
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	205,000	216,275
Rainbow National Services, LLC 144A sr. sub. debs. 10 3/8s, 2014	200,000	222,750
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	160,000	139,200
Rite Aid Corp. company guaranty 7 1/2s, 2015	105,000	100,275
Rite Aid Corp. sec. notes 8 1/8s, 2010	115,000	115,431
Sbarro, Inc. company guaranty 11s, 2009	210,000	212,625
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	55,000	53,075
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	180,000	171,000
Six Flags, Inc. sr. notes 8 7/8s, 2010	138,000	132,135
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	545,000	422,375
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	100,000	83,125
Swift & Co. company guaranty 10 1/8s, 2009	215,000	217,150
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	105,000	99,488
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	24,000	22,980
United Rentals NA, Inc. sr. sub. notes 7s, 2014	230,000	211,025
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	290,000	291,813
Universal City Florida Holding Co. sr. notes FRN 10.239s, 2010	107,000	109,408
Young Broadcasting, Inc. company guaranty 10s, 2011	374,000	345,950
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	85,000	72,250
		13,650,480

Energy (3.9%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	340,000	328,100
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	92,000	92,345
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	240,000	225,600
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	60,000	61,200
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	190,000	191,900
Chesapeake Energy Corp. sr. notes 7s, 2014	250,000	247,500

CORPORATE BONDS AND NOTES (41.0%)* continued

		Principal amount	Value

Energy continued
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)		$355,000	$345,238
Comstock Resources, Inc. sr. notes 6 7/8s, 2012		120,000	115,050
Delta Petroleum Corp. company guaranty 7s, 2015		485,000	458,325
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		100,000	101,000
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014		27,000	25,988
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014		60,000	56,400
Encore Acquisition Co. sr. sub. notes 6s, 2015		213,000	197,558
EXCO Resources, Inc. company guaranty 7 1/4s, 2011		235,000	228,538
Forest Oil Corp. sr. notes 8s, 2011		135,000	139,388
Forest Oil Corp. sr. notes 8s, 2008		94,000	96,115
Hanover Compressor Co. sr. notes 9s, 2014		90,000	95,400
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011		40,000	41,600
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)		365,000	351,313
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. notes 9s, 2016		320,000	332,000
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014		485,000	459,538
Massey Energy Co. sr. notes 6 5/8s, 2010		335,000	329,975
Newfield Exploration Co. sr. notes 7 5/8s, 2011		150,000	154,125
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014		210,000	205,275
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014		95,000	95,950
Peabody Energy Corp. sr. notes 5 7/8s, 2016		180,000	164,025
PetroHawk Energy Corp. 144A sr. notes 9 1/8s, 2013		445,000	452,788
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014		205,000	210,125
Plains Exploration & Production Co. sr. sub. notes 8 3/4s, 2012		190,000	199,500
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017		185,000	176,213
Pogo Producing Co. 144A sr. sub. notes 7 7/8s, 2013		95,000	96,900
Pride International, Inc. sr. notes 7 3/8s, 2014		210,000	213,675
Targa Resources, Inc. 144A company guaranty 8 1/2s, 2013		345,000	344,138
Whiting Petroleum Corp. company guaranty 7s, 2014		575,000	566,375
			7,399,160

Financial (0.2%)
BCM Ireland Finance Ltd. 144A FRB 8.215s, 2016
(Cayman Islands)	EUR	95,000	125,566
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)		$60,000	60,300
E*Trade Finance Corp. sr. notes 8s, 2011		230,000	238,625
Finova Group, Inc. notes 7 1/2s, 2009		214,200	62,118
			486,609

Health Care (3.0%)
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015		320,000	340,800
Athena Neurosciences Finance, LLC company
guaranty 7 1/4s, 2008		355,000	352,338
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012		408,000	381,480

CORPORATE BONDS AND NOTES (41.0%)* continued

		Principal amount	Value

Health Care continued
DaVita, Inc. company guaranty 6 5/8s, 2013		$290,000	$282,750
HCA, Inc. debs. 7.19s, 2015		82,000	66,302
HCA, Inc. notes 6 3/8s, 2015		65,000	51,675
HCA, Inc. sr. notes 6.95s, 2012		70,000	61,250
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		80,000	76,200
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		321,000	296,925
Nycomed A/S 144A sr. notes 11 3/4s, 2013 (Denmark) ‡‡	EUR	250,000	332,774
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		$95,000	90,844
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		155,000	144,538
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015		360,000	347,400
Select Medical Corp. company guaranty 7 5/8s, 2015		385,000	333,025
Service Corp. International notes 6 1/2s, 2008		35,000	35,000
Service Corp. International notes Ser. *, 7.7s, 2009		41,000	41,923
Service Corp. International sr. notes 6 3/4s, 2016		180,000	171,000
Service Corp. International 144A sr. notes 8s, 2017		65,000	62,238
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		340,000	300,900
Tenet Healthcare Corp. notes 7 3/8s, 2013 (S)		265,000	235,850
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		245,000	238,875
Triad Hospitals, Inc. sr. notes 7s, 2012		165,000	162,113
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		300,000	286,500
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)		100,000	103,500
US Oncology, Inc. company guaranty 9s, 2012		160,000	165,600
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		395,000	383,150
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)		65,000	72,394
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)		75,000	76,406
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		50,000	50,500
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)		80,000	78,800
			5,623,050

Technology (2.0%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		328,000	329,230
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		184,000	172,960
Amkor Technologies, Inc. sr. unsecd. notes 9 1/4s, 2016		95,000	90,488
Avago Technologies Finance 144A sr. notes 10 1/8s,
2013 (Singapore)		120,000	125,400
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)		85,000	84,788
Iron Mountain, Inc. company guaranty 8 3/4s, 2018		70,000	71,575
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		355,000	362,100
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		45,000	41,850
Lucent Technologies, Inc. debs. 6.45s, 2029		225,000	191,813
Lucent Technologies, Inc. notes 5 1/2s, 2008		50,000	49,063
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		90,000	71,550
Nortel Networks, Ltd. 144A company guaranty 10 3/4s,
2016 (Canada)		165,000	170,775
Nortel Networks, Ltd. 144A company guaranty FRN
9.73s, 2011 (Canada)		180,000	181,800

CORPORATE BONDS AND NOTES (41.0%)* continued

	Principal amount	Value

Technology continued
Sensata Technologies BV 144A sr. notes 8s, 2014 (Netherlands)	$95,000	$93,100
Solectron Global Finance Corp. company guaranty 8s,
2016 (Cayman Islands)	175,000	169,750
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	292,000	298,205
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	426,000	439,845
UGS Capital Corp. II 144A sr. notes 10.38s, 2011	80,000	80,600
UGS Corp. company guaranty 10s, 2012	240,000	258,000
Xerox Capital Trust I company guaranty 8s, 2027	175,000	179,594
Xerox Corp. company guaranty 9 3/4s, 2009	3,000	3,240
Xerox Corp. sr. notes 7 5/8s, 2013	41,000	42,384
Xerox Corp. sr. notes 6 7/8s, 2011	185,000	189,394
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	120,000	120,300
		3,817,804

Transportation (0.2%)
CalAir, LLC/CalAir Capital Corp. company
guaranty 8 1/8s, 2008	230,000	222,525
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	300,000	312,750
		535,275

Utilities & Power (3.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	23,430
AES Corp. (The) 144A sec. notes 9s, 2015	175,000	189,000
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	240,000	256,800
ANR Pipeline Co. debs. 9 5/8s, 2021	180,000	217,429
CMS Energy Corp. sr. notes 8.9s, 2008	60,000	62,700
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	75,075
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	41,700
Colorado Interstate Gas Co. debs. 6.85s, 2037	95,000	95,547
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	30,000	28,220
Dynegy-Roseton Danskamme company guaranty
Ser. A, 7.27s, 2010	90,000	89,325
Dynegy-Roseton Danskamme company guaranty
Ser. B, 7.67s, 2016	125,000	123,594
Edison Mission Energy 144A sr. notes 7 3/4s, 2016	75,000	75,000
Edison Mission Energy 144A sr. notes 7 1/2s, 2013	90,000	90,000
El Paso Corp. sr. notes 8.05s, 2030 (S)	115,000	117,875
El Paso Corp. sr. notes 7 3/8s, 2012	90,000	90,788
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	85,000	85,213
El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	45,127
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	360,000	365,400
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	280,000	289,800
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	149,188
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	280,000	298,200
Mirant North America, LLC company guaranty 7 3/8s, 2013	230,000	227,700
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	155,000	173,406
Monongahela Power Co. 1st mtge. 6.7s, 2014	90,000	95,384

CORPORATE BONDS AND NOTES (41.0%)* continued

	Principal amount	Value

Utilities & Power continued
Nevada Power Co. 2nd mtge. 9s, 2013	$62,000	$67,585
Northwestern Corp. sec. notes 5 7/8s, 2014	465,000	461,813
NRG Energy, Inc. sr. notes 7 3/8s, 2016	720,000	709,200
Orion Power Holdings, Inc. sr. notes 12s, 2010	125,000	141,875
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	110,000	109,805
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	145,000	144,275
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	35,000	35,454
Sierra Pacific Resources sr. notes 8 5/8s, 2014	165,000	177,360
Teco Energy, Inc. notes 7.2s, 2011	35,000	36,138
Teco Energy, Inc. notes 7s, 2012	60,000	61,725
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	9,963
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	14,624
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	40,000	41,380
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	150,000	151,500
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	140,000	146,650
Utilicorp United, Inc. sr. notes 9.95s, 2011	5,000	5,529
Williams Cos., Inc. (The) notes 8 3/4s, 2032	30,000	32,325
Williams Cos., Inc. (The) notes 8 1/8s, 2012	35,000	36,925
Williams Cos., Inc. (The) notes 7 5/8s, 2019	50,000	50,750
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	65,000	63,944
		5,804,721

Total corporate bonds and notes (cost $78,993,144)		$78,230,365

CONVERTIBLE PREFERRED STOCKS (35.7%)*

	Shares	Value

Banking (3.0%)
Marshall & Ilsley Corp. $1.625 cv. pfd.	58,500	$1,574,820
Sovereign Capital Trust IV $2.188 cv. pfd.	46,000	2,098,750
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	38,400	2,067,072
		5,740,642

Basic Materials (3.1%)
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	1,900	2,488,525
Huntsman Corp. $2.50 cv. pfd.	25,500	1,013,625
Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.	101,920	2,382,380
		5,884,530

Capital Goods (4.0%)
Allied Waste Industries Ser. D, 6.25% cv. pfd.	4,060	1,192,118
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	31,900	4,178,900
Owens-Illinois, Inc. $2.375 cv. pfd.	63,770	2,200,065
		7,571,083

Communication Services (2.0%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd. (S)	35,300	1,496,720
Crown Castle International Corp. $3.125 cum. cv. pfd.	42,235	2,344,043
		3,840,763

CONVERTIBLE PREFERRED STOCKS (35.7%)* continued

	Shares	Value

Consumer Cyclicals (3.9%)
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	24,100	$973,038
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.	66,700	2,267,800
General Motors Corp. Ser. A, $1.125 cv. pfd. (S)	141,300	3,461,850
Retail Ventures, Inc. $3.312 cv. pfd. (S)	12,720	650,310
		7,352,998

Consumer Staples (2.4%)
Newell Financial Trust I 144A $2.625 cum. cv. pfd.	35,400	1,619,550
Rite Aid Corp. $1.375 cum. cv. pfd.	20,800	504,400
Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	1,358,800
Universal Corp. 6.75% cv. pfd.	1,070	1,068,796
		4,551,546

Energy (2.1%)
Chesapeake Energy Corp. 6.25% cv. pfd.	8,620	2,324,168
Hanover Compressor Capital Trust $3.625 cum. cv. pfd.	32,000	1,796,000
		4,120,168

Financial (1.0%)
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	20	1,878,653

Health Care (1.6%)
Schering-Plough Corp. $3.00 cv. pfd.	55,300	2,986,200

Insurance (2.7%)
Alleghany Corp. 5.75% cv. pfd.	3,800	1,066,850
Aspen Insurance Holdings, Ltd. $2.813 cv. pfd. (Bermuda)	20,000	1,025,000
Conseco, Inc. $1.375 cum. cv. pfd.	58,300	1,472,075
IPC Holdings, Ltd. 7.25% cv. pfd. (Bermuda)	18,500	497,188
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)	34,500	1,013,438
		5,074,551

Investment Banking/Brokerage (1.8%)
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.	21,500	1,072,313
Lehman Brothers Holdings, Inc. $1.563 cv. pfd. (S)	40,190	1,075,083
Merrill Lynch & Co., Inc. Ser. JNC, 6.75% cv. pfd.	30,260	1,272,736
		3,420,132

Real Estate (1.8%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. (R)	99,200	2,430,400
Simon Property Group, Inc. $3.00 cv. pfd.	15,100	1,058,888
		3,489,288

Technology (1.1%)
Lucent Technologies Capital Trust I 7.75% cum. cv. pfd.	2,100	2,115,750

Utilities & Power (5.2%)
El Paso Corp. 144A 4.99% cv. pfd.	1,300	1,634,913
El Paso Energy Capital Trust I $2.375 cv. pfd.	38,950	1,514,181

CONVERTIBLE PREFERRED STOCKS (35.7%)* continued

	Shares	Value

Utilities & Power continued
Entergy Corp. $3.813 cv. pfd.	40,900	$2,142,138
Great Plains Energy, Inc. $2.00 cum. cv. pfd. (S)	80,000	1,960,000
NRG Energy, Inc. 5.75% cv. pfd.	4,100	1,049,600
Southern Union Co. $2.50 cv. pfd.	30,700	1,642,450
		9,943,282

Total convertible preferred stocks (cost $64,237,675)		$67,969,586

CONVERTIBLE BONDS AND NOTES (17.8%)*

	Principal amount	Value

Capital Goods (1.3%)
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	$365,000	$346,750
GenCorp, Inc. cv. sub. notes 5 3/4s, 2007	2,030,000	2,088,363
		2,435,113

Communication Services (0.5%)
Charter Communications, Inc. 144A cv. sr. notes 5 7/8s, 2009	1,300,000	1,139,125

Consumer Cyclicals (2.6%)
ArvinMeritor, Inc. 144A cv. unsec. sr. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	1,040,000	1,036,100
Fleetwood Enterprises, Inc. cv. sr. sub. notes 5s, 2023	1,700,000	1,636,250
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes
stepped-coupon 6 3/8s (6 1/8s, 2/15/11) 2036 ††	1,541,000	1,431,204
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	900,000	865,125
		4,968,679

Consumer Staples (3.0%)
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	6,170,000	2,390,875
Rite Aid Corp. cv. notes 4 3/4s, 2006	1,060,000	1,054,700
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	2,055,000	1,813,538
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	420,000	376,425
		5,635,538

Energy (0.5%)
McMoran Exploration Co. cv. sr. notes 6s, 2008	690,000	967,725

Financial (0.5%)
Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	1,300,000	1,064,375

Health Care (1.5%)
Connetics Corp. cv. sr. notes 2s, 2015	1,300,000	1,080,625
CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	1,300,000	1,067,625
EPIX Medical, Inc. cv. sr. notes 3s, 2024	900,000	646,875
		2,795,125

CONVERTIBLE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Technology (5.7%)
Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	$980,000	$980,000
Cray, Inc. cv. sr. sub. notes 3s, 2024	1,400,000	1,256,500
Fairchild Semiconductor International, Inc. cv.
company guaranty 5s, 2008	980,000	968,975
Kulicke & Soffa Industries, Inc. cv. sub. notes 1/2s, 2008	2,050,000	1,763,000
Lucent Technologies, Inc. cv. debs. Ser. B, 2 3/4s, 2025	450,000	439,875
Mentor Graphics Corp. cv. sub. notes FRN 7.13s, 2023	1,700,000	1,704,250
ON Semiconductor Corp. cv. company guaranty Ser. B,
zero %, 2024	1,500,000	1,303,125
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	200,000	157,000
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	2,800,000	2,198,000
		10,770,725

Transportation (1.6%)
JetBlue Airways Corp. cv. bonds 3 1/2s, 2033	1,750,000	1,581,563
Pinnacle Airlines Corp. cv. sr. notes 3 1/4s, 2025	1,500,000	1,393,125
		2,974,688

Utilities & Power (0.6%)
XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007	720,000	1,220,400

Total convertible bonds and notes (cost $32,181,257)		$33,971,493

UNITS (1.8%)*

	Units	Value

Elf Special Financing, Ltd. 144A cv. units, FRN,
Ser. B, 5.62s, 2009 (Cayman Islands)	10	$1,025,000
Hercules, Inc. cv. sub. debs. units, 6.50%, 2029	2,020	1,626,100
XCL, Ltd. Equity Units (F)	406	801,152

Total units (cost $3,205,349)		$3,452,252

COMMON STOCKS (0.5%)*

	Shares	Value

Blount International, Inc. †	9,940	$89,957
Boyd Gaming Corp.	3,424	123,812
Coinmach Service Corp. IDS (Income Deposit Securities)	10,067	173,656
Compass Minerals International, Inc.	147	3,929
Contifinancial Corp. Liquidating Trust Units (F)	574,207	57
Knology, Inc. †	32	326
Playtex Products, Inc. † (S)	12,585	165,493
Pride International, Inc. †	4,900	127,057
Samsonite Corp. †	155,734	137,046
Sterling Chemicals, Inc. †	50	625
Sun Healthcare Group, Inc. †	202	2,135
USA Mobility, Inc.	56	1,280
VS Holdings, Inc. (F)	28,292	1

COMMON STOCKS (0.5%)* continued

			Shares	Value
WHX Corp. †			3,964	$31,712
Williams Cos., Inc. (The)			5,875	144,701

Total common stocks (cost $2,165,231)				$1,001,787

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $155,657)

			Principal amount	Value

Argentina (Republic of ) FRB 5.59s, 2012			$168,750	$156,621

PREFERRED STOCKS (—%)*

			Shares	Value
Ion Media Networks, Inc. 14.25% cum. pfd. ‡‡			5	$43,000
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.			43	51,923

Total preferred stocks (cost $75,612)				$94,923

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	$ 0.01	270	$3
MDP Acquisitions PLC 144A (Ireland)	10/1/13	EUR 0.001	119	3,332
Ubiquitel, Inc. 144A	4/15/10	$22.74	420	4

Total warrants (cost $28,984)				$3,339

SHORT-TERM INVESTMENTS (5.2%)*

			Principal amount/shares	Value

Putnam Prime Money Market Fund (e)			2,300,629	$2,300,629
Short-term investments held as collateral for loaned
securities with yields ranging from 5.22% to 5.44%
and due dates ranging from September 1, 2006
to October 6, 2006 (d)			$7,706,382	7,693,220

Total short-term investments (cost $9,993,849)				$9,993,849

TOTAL INVESTMENTS

Total investments (cost $191,036,758)				$194,874,215

* Percentages indicated are based on net assets of $190,581,788.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2006 was $166,600 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2006, liquid assets totaling $3,011,036 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2006.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/06 (aggregate face value $60,325)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$60,210	$60,325	9/20/06	$(115)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/06 (aggregate face value $3,397,531)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$3,357,838	$3,397,531	9/20/06	$39,693

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06

			Fixed payments	Unrealized
Swap counterparty /	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibi-Consolidated,
Inc., 8.375%, 4/1/15	$100,000	6/20/11	365 bp	$ (3,106)

Citibank, N.A.
Celestica, Inc., 7 7/8%, 7/1/11	125,000	9/20/11	285 bp	612

Ford Motor Co., 7.45%,
7/16/31	80,000	6/20/07	620 bp	3,300

Visteon Corp., 7%, 3/10/14	100,000	6/20/09	605 bp	8,464

Credit Suisse First Boston International
Ford Motor Co., 7.45%, 7/16/31	175,000	9/20/07	(487.5 bp)	(4,856)

Ford Motor Co., 7.45%, 7/16/31	210,000	9/20/08	725 bp	11,089

Ford Motor Co., 7.45%, 7/16/31	35,000	9/20/07	(485 bp)	(961)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	112,000	6/20/07	595 bp	4,344

Lear Corp., 8.11%, 5/15/09	200,000	6/20/08	860 bp	20,558

Visteon Corp., 7%, 3/10/14	100,000	6/20/09	535 bp	6,000

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%, 7/16/31	80,000	6/20/07	630 bp	3,379

Goldman Sachs International
General Motors Corp.,
7 1/8%, 7/15/13	175,000	9/20/08	620 bp	6,959

General Motors Corp.,
7 1/8%, 7/15/13	175,000	9/20/07	(427.5 bp)	(3,686)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06 continued

			Fixed payments	Unrealized
Swap counterparty /	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
General Motors Corp.,
7 1/8%, 7/15/13	$ 35,000	9/20/07	(425 bp)	$ (727)

General Motors Corp.,
7 1/8%, 7/15/13	35,000	9/20/08	620 bp	1,392

L-3 Communications
Corp. 7 5/8%, 6/15/12	40,000	9/20/11	(108 bp)	(139)

Any one of the underlying securities in
the basket of BB CMBS securities	108,000	(a)	2.46%	6,350

JPMorgan Chase Bank, N.A.
Abitibi-Consolidated,
Inc., 8.375%, 4/1/15	60,000	6/20/11	365 bp	(2,143)

Ford Motor Co., 7.45%,
7/16/31	80,000	6/20/07	635 bp	3,418

Ford Motor Co., 7.45%,
7/16/31	100,000	6/20/07	665 bp	4,567

Ford Motor Co., 7.45%,
7/16/31	30,000	9/20/08	550 bp	492

Ford Motor Co., 7.45%,
7/16/31	30,000	9/20/07	(345 bp)	(131)

General Motors Corp.,
7 1/8%, 7/15/13	30,000	9/20/07	(350 bp)	(325)

General Motors Corp.,
7 1/8%, 7/15/13	30,000	9/20/08	500 bp	427

Lehman Brothers Special Financing, Inc.
General Motors Corp.,
7 1/8%,7/15/13	200,000	12/20/06	750 bp	6,808

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	85,000	9/20/07	(345 bp)	(239)

Ford Motor Co., 7.45%,
7/16/31	85,000	9/20/08	570 bp	1,715

General Motors Corp.,
7 1/8%, 7/15/13	120,000	9/20/07	(335 bp)	(427)

General Motors Corp.,
7 1/8%, 7/15/13	120,000	9/20/08	500 bp	1,022

Morgan Stanley Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	30,000	9/20/07	(345 bp)	(309)

Ford Motor Co., 7.45%,
7/16/31	30,000	9/20/08	560 bp	549

General Motors Corp.,
7 1/8%, 7/15/13	30,000	9/20/07	(335 bp)	(277)

General Motors Corp.,
7 1/8%, 7/15/13	30,000	9/20/08	500 bp	427

Total				$74,546

* Payments related to the reference debt are made upon a credit default event.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06

ASSETS

Investments in securities, at value, including $7,372,745 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $188,736,129)	$192,573,586
Affiliated issuers (identified cost $2,300,629) (Note 5)	2,300,629

Dividends, interest and other receivables	2,390,405

Receivable for securities sold	2,947,708

Unrealized appreciation on swap contracts (Note 1)	91,872

Receivable for closed swap contracts (Note 1)	5,400

Receivable for open forward currency contracts (Note 1)	40,191

Receivable for closed forward currency contracts (Note 1)	15,678

Total assets	200,365,469

LIABILITIES

Distributions payable to shareholders	954,844

Payable for securities purchased	408,289

Payable for shares of the fund repurchased (Note 4)	182,488

Payable for compensation of Manager (Notes 2 and 5)	341,280

Payable for investor servicing and custodian fees (Note 2)	31,776

Payable for Trustee compensation and expenses (Note 2)	78,797

Payable for administrative services (Note 2)	2,185

Unrealized depreciation on swap contracts (Note 1)	17,326

Payable for open forward currency contracts (Note 1)	613

Payable for closed forward currency contracts (Note 1)	522

Collateral on securities loaned, at value (Note 1)	7,693,220

Other accrued expenses	72,341

Total liabilities	9,783,681

Net assets	$190,581,788

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 2 and 4)	$212,022,336

Undistributed net investment income (Note 1)	326,956

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(25,719,191)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,951,687

Total — Representing net assets applicable to capital shares outstanding	$190,581,788

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($190,581,788 divided by 21,616,241 shares)	$8.82

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/06

INVESTMENT INCOME

Interest (including interest income of $241,851
from investments in affiliated issuers) (Note 5)	$ 9,484,400

Dividends (net of foreign tax of $310)	4,294,965

Securities lending	127,006

Total investment income	13,906,371

EXPENSES

Compensation of Manager (Note 2)	1,378,706

Investor servicing fees (Note 2)	96,278

Custodian fees (Note 2)	137,361

Trustee compensation and expenses (Note 2)	34,932

Administrative services (Note 2)	20,615

Auditing fees	110,667

Other	248,240

Fees waived and reimbursed by Manager (Note 5)	(6,702)

Total expenses	2,020,097

Expense reduction (Note 2)	(5,836)

Net expenses	2,014,261

Net investment income	11,892,110

Net realized gain on investments (Notes 1 and 3)	7,484,374

Net realized gain on swap contracts (Note 1)	37,894

Net realized loss on foreign currency transactions (Note 1)	(100,347)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,397

Net unrealized depreciation of investments and swap contracts during the year	(6,060,136)

Net gain on investments	1,403,182

Net increase in net assets resulting from operations	$13,295,292

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	8/31/06	8/31/05

Operations:
Net investment income	$ 11,892,110	$ 10,015,052

Net realized gain on investments
and foreign currency transactions	7,421,921	5,057,492

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(6,018,739)	443,982

Net increase in net assets resulting from operations	13,295,292	15,516,526

Distributions to shareholders: (Note 1)

From net investment income	(11,792,306)	(10,948,219)

Increase from issuance of shares in connection with the merger
of Putnam High Income Opportunities Trust (Note 7)	—	75,299,313

Decrease from capital shares repurchased (Note 4)	(6,969,459)	—

Increase from payments by affiliates (Note 2)	404,272	—

Total increase (decrease) in net assets	(5,062,201)	79,867,620

NET ASSETS

Beginning of year	195,643,989	115,776,369

End of year (including undistributed net investment
income of $326,956 and distributions in excess of net
investment income of $53,589, respectively)	$190,581,788	$195,643,989

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	22,519,551	13,825,527

Shares issued in connection with the merger of
Putnam High Income Opportunities Trust (Note 7)	—	8,694,024

Shares repurchased (Note 4)	(903,310)	—

Shares outstanding at end of year	21,616,241	22,519,551

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/06	8/31/05	8/31/04	8/31/03	8/31/02

Net asset value,
beginning of period	$8.69	$8.37	$7.73	$6.56	$7.30

Investment operations:
Net investment income (a)	.54(d)	.52(d,f )	.57(d)	.58	.60

Net realized and unrealized
gain (loss) on investments	.06	.36	.63	1.15	(.72)

Total from
investment operations	.60	.88	1.20	1.73	(.12)

Less distributions:
From net investment income	(.53)	(.56)	(.56)	(.56)	(.62)

Total distributions	(.53)	(.56)	(.56)	(.56)	(.62)

Increase from repurchase
of shares	.04	—	—	—	—

Increase from payments
by affiliates	.02(e)	—	—	—	—

Net asset value,
end of period	$8.82	$8.69	$8.37	$7.73	$6.56

Market price,
end of period	$7.87	$7.80	$7.62	$7.31	$6.35

Total return at
market price (%)(b)	8.05	9.89	12.06	24.73	(6.77)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$190,582	$195,644	$115,776	$106,934	$90,561

Ratio of expenses to
average net assets (%)(c)	1.05(d)	1.06(d)	1.09(d)	1.13	1.10

Ratio of net investment income
to average net assets (%)	6.18(d)	6.13(d,f )	6.88(d)	8.20	8.65

Portfolio turnover (%)	47.76	46.13	61.92	69.94	56.70

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

(e) Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% (Note 2).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management.

These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $7,372,745. The fund received cash collateral of $7,693,220 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $25,677,813 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$6,254,785	August 31, 2009

9,828,332	August 31, 2010

9,594,696	August 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2006, the fund reclassified $280,741 to increase undistributed net investment income and $49,054 to increase paid-in-capital, with an increase to accumulated net realized losses of $329,795.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2006 were as follows:

Unrealized appreciation	$ 10,098,036
Unrealized depreciation	(6,131,500)
—————————————
Net unrealized appreciation	3,966,536
Undistributed ordinary income	1,564,994
Capital loss carryforward	(25,677,813)
Cost for federal income
tax purposes	$190,907,679

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes through incurrence of indebtedness). This fee is based on the following annual rates: 0.70% of the first $500 million of average weekly assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets of the portion of the fund managed by PIL.

During the year ended August 31, 2006, Putnam Management voluntarily reimbursed the fund $404,272 relating to an operational error that occurred during the prior fiscal year.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended August 31, 2006, the fund incurred $233,639 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2006, the fund’s expenses were reduced by $5,836 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $280, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters.

Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $88,620,443 and $95,311,675, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended August 31, 2006, the fund repurchased 903,310 common shares for an aggregate purchase price of $6,969,459, which reflects a weighted-average discount from net asset value per share of 11.2% .

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2006, management fees paid were reduced by $6,702 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $241,851 for the year ended August 31, 2006. During the year ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $71,450,084 and $74,708,925, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the

Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $5,080 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: Acquisition of Putnam High
Income Opportunities Trust

On January 24, 2005, the fund issued 8,694,024 shares in exchange for 3,712,567 shares of Putnam High Income Opportunities Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Income Opportunities Trust on January 21, 2005, valuation date, were $119,743,477 and $75,299,313, respectively. On January 21, 2005, Putnam High Income Opportunities Trust had distributions in excess of net investment income of $439,279, accumulated net realized loss of $21,080,625 and unrealized appreciation of $4,326,390. The aggregate net assets of the fund immediately following the acquisition were $195,042,790.

Information presented in the statement of changes in net assets reflects only the operations of Putnam High Income Securities Fund.

Note 8: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information
(Unaudited)

The fund designated 31.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2006, the fund hereby designates 31.99%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on June 29, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	14,009,095	898,936

Charles B. Curtis	14,012,613	895,418

Myra R. Drucker	14,024,039	883,992

Charles E. Haldeman, Jr.	14,014,019	894,012

John A. Hill	14,024,149	883,882

Paul L. Joskow	14,018,068	889,963

Elizabeth T. Kennan	14,012,532	895,499

Robert E. Patterson	14,026,557	881,474

George Putnam, III	14,008,051	899,980

W. Thomas Stephens	12,641,105	2,266,926

Richard B. Worley	14,013,240	894,791

A proposal to eliminate the fund’s fundamental investment restriction regarding investments in restricted securities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

10,893,042	1,210,713	356,506	2,447,770

A shareholder proposal requesting the Trustees to take action to provide for cumulative voting in the election of Trustees was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

2,096,759	9,684,352	679,150	2,447,770

All tabulations are rounded to the nearest whole number.

Compliance certifications
(Unaudited)

On July 21, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and Principal	Since 2004
Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President
Since 2002	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
James P. Pappas (Born 1953)	Since 1993
Vice President
Since 2004	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
Managing Director, Putnam Investments	and Assistant Clerk
and Putnam Management. During 2002,	Since 2005
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,	Nancy E. Florek (Born 1957)
President and Chief Executive Officer,	Vice President, Assistant Clerk,
UAM Investment Services, Inc.	Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Charles E. Haldeman, Jr.	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Robert E. Patterson	Richard S. Robie, III
Boston, MA 02109	George Putnam, III	Vice President
W. Thomas Stephens
Investment Sub-Manager	Richard B. Worley	Francis J. McNamara, III
Putnam Investments Limited		Vice President and
57–59 St. James Street	Officers	Chief Legal Officer
London, England SW1A 1LD	George Putnam, III
	President	Charles A. Ruys de Perez
Marketing Services		Vice President and
Putnam Retail Management	Charles E. Porter	Chief Compliance Officer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Associate Treasurer,	Mark C. Trenchard
	Compliance Liaison and	Vice President and
Custodian	Principal Executive Officer	BSA Compliance Officer
Putnam Fiduciary
Trust Company	Jonathan S. Horwitz	Judith Cohen
	Senior Vice President	Vice President, Clerk and
Legal Counsel	and Treasurer	Assistant Treasurer
Ropes & Gray LLP
	Steven D. Krichmar	Wanda M. McManus
Independent Registered	Vice President and	Vice President, Senior Associate
Public Accounting Firm	Principal Financial Officer	Treasurer and Assistant Clerk
PricewaterhouseCoopers LLP
	Michael T. Healy	Nancy E. Florek
Trustees	Assistant Treasurer and	Vice President, Assistant Clerk,
John A. Hill, Chairman	Principal Accounting Officer	Assistant Treasurer and
Jameson Adkins Baxter,		Proxy Manager
Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Myra R. Drucker

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

AN710 237344 10/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2006	$100,437	$51	$9,504	$215
August 31, 2005	$70,572	$5,500*	$9,006	$13

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended August 31, 2006 and August 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $279,442 and $202,266 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2006	$ -	$ 153,160	$ -	$ -
August
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Kenneth R. Leibler
W. Thomas Stephens
John A. Hill

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio	Joined
Leaders	Fund	Employer	Positions Over Past Five Years

David King	2002	Putnam Management	Senior Portfolio Manager
		1983 - Present

Robert Salvin	2004	Putnam Management	Portfolio Manager
		2000-Present	Previously, Convertible Specialist;
			Analyst; Equity Capital Market
			Specialist

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts,
managed account
programs and single-
Portfolio	Other SEC-registered		Other accounts that pool		sponsor defined
Leader or	open-end and closed-end		assets from more than		contribution plan
Member	funds		one client		offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Dave King	6	$6,058,600,000	3	$80,600,000	5	$290,600,000
Robert Salvin	10	$4,602,600,000	3	$29,200,000	4	$210,200,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7- October 31,2005	42,963	$7.50	42,963	2,208,992
November 1 - November 30,
2005	21,959	$7.71	21,959	2,187,033
December 1 - December 31,
2005	88,982	$7.58	88,982	2,098,051
January 1 - January 31,
2006	79,528	$7.79	79,528	2,018,523
February 1 - February 28,
2006	78,656	$7.85	78,656	1,939,867
March 1 - March 31, 2006	75,269	$7.88	75,269	1,864,598
April 1 - April 30, 2006	74,759	$7.73	74,759	1,789,839
May 1 - May 31, 2006	107,975	$7.68	107,975	1,681,864
June 1 - June 30, 2006	85,073	$7.66	85,073	1,596,791
July 1 - July 31, 2006	140,271	$7.63	140,271	1,456,520
August 1 - August 31, 2006	107,875	$7.82	107,875	1,348,645

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,977 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006